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                                                                     Exhibit 4.3

                            REGISTRATION AGREEMENT
                            ----------------------


          THIS AGREEMENT is made as of August 31, 1994, among Dura Automotive Holding, Inc., a Delaware corporation (the "Company"), the Persons listed on Schedule A attached hereto (the "MC Stockholders") and Orscheln Co., a Delaware corporation ("Orscheln").

          The parties to this Agreement are parties to either a Joint Venture Agreement of even date herewith (the "Joint Venture Agreement") or a Management Contribution Agreement of even date herewith (the "Management Contribution Agreement"). In order to induce the MC Stockholders and Orscheln to enter into the Joint Venture Agreement or the Management Contribution Agreement, as the case may be, the Company has agreed to provide the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the closing under the Joint Venture Agreement. Unless otherwise provided in this Agreement, capitalized terms used herein shall have the meanings set forth in paragraph 11 hereof.

          The parties hereto agree as follows:

          1.  Demand Registrations.
              --------------------

          (a) Right to Require Registration. At any time or from time to time after such date as the Company has completed an initial public offering of its equity secur ities registered under the Securities Act, the holders of at least a majority of the MC Registrable Securities and the holders of at least a majority of the Orscheln Registrable Securities shall each have the right to require the Company to use its best efforts to cause the registration under the Securities Act of all or part of their MC Registrable Securities or their Orscheln Registrable Securities, as applicable, on Form S-1 or any similar long-form registra tion ("Long-Form Registrations") or, if available, on Form S-2 or S-3 or any similar short-form registration ("Short-Form Registrations"). Each notice (a "Demand") from one or more holders of Registrable Securities that it or they desire to exercise the right to a Demand Registration (as hereinafter defined) shall be in writing and shall specify the names of the holder or holders of Registrable Securities on whose behalf the Demand is being made, the approximate number of Registrable Securities as to which such right is being exercised, the intended method of distribution of such Registrable Securities and the antici pated per share price range for such offering. Each Demand shall contain a representation by the holder or holders of
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Registrable Securities that it or they have a right pursuant to this Agreement to deliver such Demand. Within ten days after receipt of any Demand, the Company will give written notice of such requested registration to all other holders of Registrable Securities and will include in such registra tion all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 days after the receipt of the Company's notice. All registrations requested pursuant to this paragraph 1(a) are referred to herein as "Demand Registrations."

          (b) Number of Demand Registrations. At any time or from time to time after such date as the Company has completed an initial public offering of its equity secur ities registered under the Securities Act, the holders of a majority of the Orscheln Registrable Securities will be entitled to four Demand Registrations that are Long-Form Registrations and an unlimited number of Demand Registra tions that are Short-Form Registrations in which the Company will pay all Registration Expenses ("Orscheln Demand Registrations"); provided that the Company shall in no event be required to file a Demand Registration if the amount of Orscheln Registrable Securities to which a Demand relates is less than 20% of the total number of Orscheln Registrable Securities outstanding. The holders of a majority of the MC Registrable Securities will be entitled to four Demand Registrations that are Long-Form Registrations and an unlim ited number of Demand Registrations that are Short-Form Registrations in which the Company will pay all Registration Expenses ("MC Demand Registrations") provided that the Company shall in no event be required to file a Demand Registration if the amount of MC Registrable Securities to which a Demand relates is less than 20% of the total number of MC Registrable Securities outstanding.

          (c) Long-Form Registrations. A registration will not count as one of the permitted Long-Form Registrations until it has become effective (unless such registration has not become effective due solely to the refusal of the holders requesting registration to furnish information required therefor and such holders to not agree to bear all Registration Expenses in connection therewith), and the last or any subsequent Long-Form Registration which is an Orscheln Demand Registration or an MC Demand Registration will not count as one of the permitted Long-Form Registra tions unless the holders of Registrable Securities request ing such registration are able to register and sell at least 90% of the Registrable Securities requested to be included in such registration, provided that in any event the Company will pay all Registration Expenses in connection with any registration initiated as a Long-Form Registration which is

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an Orscheln Registration or an MC Demand Registration whether or not it has become effective. All Long-Form Registrations shall be underwritten registrations unless the requesting holders specify that the offering is to be made on a continuous or delayed basis in the future and a Short-Form Registration is not available for such offering.

          (d) Short-Form Registrations. Demand Registrations will be Short-Form Registrations whenever the Company is permitted to use any applicable short form. After the Company has become subject to the reporting requirements of the Securities Exchange Act, the Company will use its best efforts to make Short-Form Registrations available for the sale of Registrable Securities.

          (e) Priority on Demand Registrations. The Company will not include in any Demand Registration any securities which are not Registrable Securities without the prior written consent of the holders of a majority of the Securities included in such registration. If a Demand Registration is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities and, if per mitted hereunder, other securities requested to be included in such offering exceeds the number of Registrable Secur ities and other securities, if any, which can be sold therein without adversely affecting the marketing of the offering, the Company will include in such registration prior to the inclusion of any securities which are not Registrable Securities the number of Registrable Securities requested to be included which in the opinion of such underwriters can be sold without adversely affecting the marketing of the offering, pro rata among the respective holders thereof on the basis of the number of Registrable Securities owned by each such holder.

          (f) Restrictions on Demand Registrations. Notwithstanding anything herein to the contrary, (i) the Company will not be obligated to effect any Demand Regis tration within six months after the effective date of a Demand Registration or a registration in which the holders of Registrable Securities were given piggyback rights pursuant to paragraph 2 and in which there was no reduction in the number of Registrable Securities requested to be included, provided, however, that in such event the holders of Registrable Securities making a Demand may withdraw the request for registration and such request shall not be considered one of the permitted Demand Registrations referred to above; and (ii) the Company will not be required to file any such registration statement during any period of time (not to exceed sixty days in the aggregate with respect

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to each request) when the Company is in possession of material information that it deems advisable not to disclose in a registration statement, provided, however, that if at the expiration of any period of time referred to in this clause (ii) the holders of Registrable Securities withdraw the registration request, such request shall not be con sidered one of the permitted Demand Registration requests referred to above. The Company may postpone for up to six months the filing or the effectiveness of a registration statement for a Demand Registration if the Company and the holders of a majority of the Registrable Securities agree that such Demand Registration would reasonably be expected to have an adverse effect (x) on any proposal or plan by the Company or any of its Subsidiaries to engage in any acqui sition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer or similar transaction, or (y) any material corporate devel opment; provided that in such event, the holders of Registrable Securities initially requesting such Demand Registration will be entitled to withdraw such request and, if such request is withdrawn, such Demand Registration will not count as one of the permitted Demand Registrations hereunder and the Company will pay all Registration Expenses in connection with such registration.

          (g) Selection of Underwriters. In the case of an MC Demand Registration, the holders of a majority of the MC Registrable Securities included in any MC Demand Registra tion will have the right to select the underwriters for the purposes of any underwritten offering, provided that the "book running" managing underwriter so designated shall be a nationally recognized investment banking firm, subject to the Company's approval, which will not be unreasonably withheld. In the case of an Orscheln Demand Registration, the holders of a majority of the Orscheln Registrable Securities included in any Orscheln Demand Registration will have the right to select the underwriters for the purposes of any underwritten offering, provided that the "book running" managing underwriter so designated shall be a nationally recognized investment banking firm, subject to the Company's approval, which will not be unreasonably withheld.

          (h) Other Registration Rights. Except as provided in this Agreement, the Company will not grant to any Persons the right to request the Company to register any equity securities of the Company, or any securities con vertible or exchangeable into or exercisable for such securities, without the prior written consent of the holders of at least a majority of the MC Registrable Securities and the prior written consent of the holders of at least a

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majority of the Orscheln Registered Securities; provided that the Company may grant rights to other Persons to participate in Piggyback Registrations or Demand Regis trations so long as such rights are subordinate to the rights of the holders of Registrable Securities with respect to such Piggyback Registrations or Demand Registrations.

          2.  Piggyback Registrations.
              -----------------------

          (a) Right to Piggyback. Whenever the Company proposes to register any of its equity securities under the Securities Act (including secondary registrations on behalf of the holders of its securities other than pursuant to a Demand Registration), other than a registration statement on Form S-8 or Form S-4 covering solely securities issued in connection with a transaction specified in Rule 145(a) under the Securities Act, (a "Piggyback Registration"), the Company will give written notice to all holders of Regis trable Securities of its intention to effect such a regis tration at least 15 days prior to the anticipated filing date of such Piggyback Registration; provided, however, that if the giving of such notice would require the Company to make a general announcement of the proposed filing of such Piggyback Registration, such notice may be given within five days after such filing but shall be given at least thirty days prior to the anticipated effective date of such Piggyback Registration. Such notice shall offer to include in such Piggyback Registration for offer to the public such number of Registrable Securities as each such holder may request, subject to the conditions set forth herein. Should any holder of Registrable Securities desire to have any Registrable Securities included in such Piggyback Regis tration and offered to the public, such holder shall so advise the Company in writing not later than 10 business days after receipt of the Company's notice referred to above. Such notice shall set forth the names of the holders who have elected to have all or some of their Registrable Securities registered in the Piggyback Registration and the number of Registrable Securities which such holder or holders desire to have included in the Piggyback Registra tion and offered to the public. Upon the request of the Company, such holder shall enter into such underwriting, custody and other agreements as shall be customary in connection with registered secondary offerings.

          (b) Piggyback Expenses. The Registration Expenses of the holders of Registrable Securities will be paid by the Company in all Piggyback Registrations.

          (c) Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary

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registration on behalf of the Company, and the managing underwriters advise the
Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketing of the offering, the Company will include in such registration (i) first, the securities the Company proposes to sell, (ii) second, the Registrable Securities requested to be included in such registration, pro rata among the holders of such Registrable Securities on the basis of the number of shares owned by each such holder, and (iii) third, other securities requested to be included in such registration.

          (d) Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company's securities, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketing of the offering, the Company will include in such registration (i) first, the securities requested to be included therein by the holders requesting such registration, (ii) second, the Registrable Securities requested to be included in such registration, pro rata among the holders of such Registrable Securities on the basis of the number of shares owned by each such holder, and (iii) third, other securities requested to be included in such registration.

          (e) Selection of Underwriters. If any Piggyback Registration is an underwritten offering, the "book running" managing underwriter for the underwriting shall be a nationally recognized investment banking firm, and the selection of the underwriters for the offering must be approved by the holders of a majority of the Registrable Securities included in such Piggyback Registration. Such approval will not be unreasonably withheld.

          (f)  Other Registrations.   If the Company has previously filed a
registration statement with respect to Registrable Securities pursuant to paragraph 1 or pursuant to this paragraph 2, and if such previous registration has not been withdrawn or abandoned, the Company will not file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-8 or Form S-4 covering solely securities issued in connection with a transaction specified in Rule 145(a) under the Securities Act or any successor form), whether on its own behalf or at the request of any holder or holders of such securities, until a period


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of at least six months has elapsed from the effective date of such previous registration.

          3. Conditions Relating to Registration. The registration rights of the holders of Registrable Securities are subject to the following conditions:

          (a) A holder whose Registrable Securities are to be included in a Demand Registration or a Piggyback Registration, as the case may be (a "Selling Holder"), shall provide the Company with such information with respect to the Registrable Securities to be sold, the plans for the proposed disposition thereof, and such other information as shall, in the opinion of counsel for the Company, be necessary to enable the Company to include in the registration statement relating to the Demand Registration or Piggyback Registration, as the case may be, all material facts required to be disclosed with respect to the Selling Holder or Holders;

          (b) The Company shall not be required to furnish any audited financial statements at the request of the Selling Holder or Holders other than those statements customarily prepared at the end of its fiscal year, unless (i) the Selling Holder or Holders shall agree to reimburse the Company for the out-of-pocket costs incurred by the Company in the preparation of such other audited financial statements or (ii) such audited financial statements shall be required by the Securities and Exchange Commission as a condition to ordering a registration statement effective under the Securities Act; and

          (c) The Company shall not be required by the Selling Holder or Holders to amend or supplement any registration statement filed hereunder at any time after the 60th day following its effective date.

          4.   Holdback Agreements.

          (a) If and to the extent requested in writing by the underwriter or managing underwriter in the case of an underwritten offering relating to a Demand Registration or Piggyback Registration, each holder of Registrable Securities agrees not to effect any public sale or distribution (including sales pursuant to Rule 144) of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during the 10 day prior to the requested effective date of, and during the period of such underwriting beginning on the actual effective date of, such registration statement and

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ending 90 days after such effective date (except pursuant to such registration statement).

          (b) The Company agrees (i) not to effect any public sale or distribution of, or purchase any of, its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the 10 day period prior to the requested effective date of any underwritten Demand Registration or any underwritten Piggyback Registration and ending 90 days after such effective date (except as part of such underwritten registration or pursuant to registrations on Form S-8 or Form S-4 covering solely securities issued in connection with a transaction specified in Rule 145(a) under the Securities Act or any successor form), unless the underwriters managing the registered public offering otherwise agree, and (ii) to cause each holder of its common stock, or any securities convertible into or exchangeable or exercisable for common stock, purchased from the Company at any time after the date of this Agreement (other than in a registered public offering) to agree not to effect any public sale or distribution (including sales pursuant to Rule 144) of any such securities during such period (except as part of such underwritten registration, if otherwise permitted), unless the underwriters managing the registered public offering otherwise agree.

          5. Registration Procedures. (a) Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, the Company will use its best efforts to effect or cause the Demand Registration or Piggyback Registration, as the case may be, to permit the sale of such Registrable Securities by the holders thereof in accordance with the intended method of disposition thereof described in such Demand Registration or Piggyback Registration (including the registration of Common Stock held by a holder of Registrable Securities requesting registration as to which the Company has received reasonable assurances that only Registrable Securities will be distributed to the public), and pursuant thereto the Company will as soon as reasonable possible:

          (i) prepare and file with the Securities and Exchange Commission a registration statement with respect to such Registrable Securities on any form which may be utilized by the Company and which shall permit the disposition of the Registrable Securities in accordance with the intended method or methods thereof, as specified in writing by such holders of Registrable Securities, and use its best efforts to cause such registration statement to become effective (provided

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    that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company will furnish to (A) each seller of Registrable Securities, (B) each underwriter (which term, for purposes of this Agreement, shall include a person deemed to be an underwriter within the meaning of Section 2(11) of the Securities Act), if any, thereof, (C) the sales or placement agent, if any, therefor, (D) counsel for such underwriters or agent, (E) counsel for each holder of more than 5% of the Registrable Securities and (F) counsel for the managing underwriter or underwriters, if any, thereof copies of all such documents proposed to be filed, and provide such persons the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Securities and Exchange Commission, and each amendment or supplement thereto;

          (ii) prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus included therein as may be necessary to effect and maintain the effectiveness of such registration statement for a period of not less than six months and as may be required by the applicable rules and regulations of the Securities and Exchange Commission and the instructions applicable to the form of such registration statement, cause each required prospectus supplement to be filed with the Securities and Exchange Commission pursuant to Rule 424 under the Securities Act to the extent required thereby, and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

          (iii) furnish to each seller of Registrable Securities, each placement or sales agent, if any, therefor, each underwriter, if any, thereof and the respective counsel referred to in paragraph 5(a)(i) an executed copy of such registration statement, each such amendment and supplement thereto (in each case including all exhibits thereto and documents incorporated by reference therein) and such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller, such agent, if any, and such underwriter, if any, may reasonably

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    request in order to facilitate the disposition of the Registrable Securities owned by such seller, offered and sold by such agent or underwritten by such underwriter and to permit such holder, agent or underwriter to satisfy the prospectus delivery requirements of the Securities Act; and the Company hereby consents to the use of such prospectus (including such preliminary and summary prospectus) and any amendment or supplement thereto by each such holder and by any such agent and underwriter, in each case in the form most recently provided to such party by the Company, in connection with the offering and sale of the Registrable Securities covered by the prospectus (including such preliminary and summary prospectus) or any supplement or amendment thereto;

          (iv) promptly notify the Selling Holders of Registrable Securities, the sales or placement agent, if any, therefor and the managing underwriter or underwriters, if any, thereof and confirm such advice in writing, (A) when such registration statement or the prospectus included therein or any prospectus amendment or supplement or post-effective amendment has been filed, and, with respect to such registration statement or any post-effective amendment, when the same has become effective, (B) of any comments by the Securities and Exchange Commission or by any Blue Sky or securities commissioner or regulator of any state with respect thereto or any request by the Securities and Exchange Commission for amendments or supplements to such registration statement or prospectus or for additional information, (C) of the issuance by the Securities and Exchange Commission of any stop order suspending the effectiveness of such registration statement or the initiation or threatening of any proceedings for that purpose, (D) if at any time the representations and warranties of the Company contemplated by paragraph 7 hereof cease to be true and correct in all material respects, or
    (E) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

          (v) use its best efforts to (A) register or qualify such Registrable Securities under such other securities or insurance laws or blue sky laws of such jurisdictions as any seller of Registrable Securities, each placement or sales agent, if any, therefor, and underwriter, if any, thereof reasonably requests,


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    (B) keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers, sales and dealings therein in such jurisdictions for so long as may be necessary to enable any such holder, agent or underwriter to complete its distribution of Registrable Securities pursuant to such registration statement and (C) do any and all other acts and things which may be reasonably necessary or advisable to enable such seller, agent, if any, and underwriter, if any, to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller of Registrable Securities (provided that the Company will not be required to (1) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (2) subject itself to taxation in any such jurisdiction or (3) consent to general service of process in any such jurisdiction);

          (vi) notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, that such registration statement, prospectus, prospectus amendment or supplement or post-effective amendment, or any document incorporated by reference in any of the foregoing, contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and, at the request of any such seller, the Company will promptly prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

          (vii) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed and, if not so listed, to be listed on the NASD automated quotation system and, if listed on the NASD automated quotation system, use its best efforts to secure designation of all such Registrable Securities covered by such registration statement as a NASDAQ "national market system security" within the meaning of Rule 11Aa2-1 of the Securities and Exchange Commission or, failing that, to secure NASDAQ authorization for such Registrable Securities and, without limiting the generality of the foregoing, to arrange for at least

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    two market makers to register as such with respect to such Registrable
    Securities with the NASD;

          (viii) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

          (ix) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

          (x) for a reasonable period prior to the filing of such registration statement, and throughout the period ending six months after the effective date of such registration statement, make available for inspection by any of the parties referred to in paragraph 5(a)(i) above and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other information and records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees, counsel and independent accountants to supply all information and to respond to such inquiries requested or made by any such person in connection with such registration statement, as shall be reasonably necessary, in the judgment of the respective counsel referred to in such paragraph, to conduct a reasonable investigation within the meaning of
    Section 11 of the Securities Act;

          (xi) otherwise use its best efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company's first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

          (xii) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any security included in such registration

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    statement for sale in any jurisdiction, the Company will use its reasonable best efforts promptly to obtain the withdrawal of such order;

          (xiii) obtain cold comfort letters, dated (A) the effective date of such registration statement, (B) the date the Registrable Securities being sold are delivered to the underwriters, if any, for sale pursuant thereto and (C) if required by the underwriters, if any, on or prior to the date of any preliminary prospectuses, from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters and if the Registrable Securities included in such registration statement constitute at least 10% of the securities covered by such registration statement, also covering such matters as the holders of a majority of the Registrable Securities being sold reasonably request;

          (xiv) provide a legal opinion of the Company's outside counsel with respect to the registration statement, each amendment and supplement thereto, the prospectus included herein (including the preliminary prospectus) and such other documents relating thereto in customary form and covering such matters of the type customarily covered by legal opinions of such nature;

          (xv) if requested by the managing underwriter or underwriters, any placement or sales agent or any holder of Registrable Securities being sold in connection with an underwritten offering, promptly incorporate in a prospectus supplement or post-effective amendment such information as is required by the applicable rules and regulations of the Securities and Exchange Commission and as such managing underwriter or underwriters, such agent or any such holder specifies should be included therein relating to the plan of distribution with respect to such Registrable Securities, including, without limitation, information with respect to the Registrable Securities being sold by a holder or Registrable Securities or agent or to any underwriters, the name and description of such holder, agent or underwriter, the offering price of such Registrable Securities and any discount, commission or other compensation payable in respect thereof, the purchase price being paid thereof by such underwriters and with respect to any other terms of the offering of the Registrable Securities to be sold by such holder or agent or to such underwriters; and make all required filings of such prospectus supplement or

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    post-effective amendment as soon as notified of the matters to be incorporated in such prospectus supplement or post-effective amendment;

          (xvi) cooperate with the Selling Holders of Registrable Securities and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, which certificates shall be printed, lithographed or engraved, or produced by any combination of such methods, on steel engraved borders and shall not bear any restrictive legends; and in the case of an underwritten offering, enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters may request at least two business days prior to any sale of Registrable Securities to the underwriters;

          (xvii) use its best efforts to cause the Registrable Securities covered by the applicable registration statement to be registered with, consented to or approved by such other governmental agencies or authorities (whether federal, state or local) as may be necessary to enable the seller or sellers thereof or the underwriters, if any, to consummate the disposition of such Registrable Securities;

          (xviii) whether or not an agreement of the type referred to in paragraph 5(a)(ix) hereof is entered into and whether or not any portion of the offering contemplated by such registration statement is an underwritten offering or is made through a placement or sales agent or any other entity,
    (A) make such representations and warranties to the holders of such Registrable Securities and the placement or sales agent, if any, therefor and the underwriters, if any, thereof in form, substance and scope as are customarily made in connection with an offering of equity securities pursuant to any appropriate agreement and/or to a registration statement filed on the form applicable to such Demand Registration or such Piggyback Registration, as the case may be; (B) obtain an opinion of counsel to the Company in customary form and covering such matters, of the type customarily covered by such an opinion, as the managing underwriters, if any, and the holders of at least a majority of the Registrable Securities may reasonably request, addressed to such holder or holders and the placement or sales agent, if any, therefor and the underwriters, if any, thereof and dated the effective date of such registration statement (and if such registration statement contemplates an underwritten offering of a part or all of the Registrable Securities, dated the date of the closing under the underwriting agreement relating thereto) (it being agreed that the matters to be covered by such opinion shall include, without limitation, the due incorporation and good standing of the Company and its Subsidiaries; the qualification of the Company and its Subsidiaries to transact business as foreign corporations; the due authorization, execution and delivery of any agreement of the type referred to in paragraph 5(a)(ix) hereof; the due authorization, valid issuance and non-assessability of the Registrable Securities being sold; the nature of the title held by the Company and its Subsidiaries to real and personal property; the absence of material legal or governmental proceedings involving the Company; the absence of a breach by the Company or its Subsidiaries of, or a default under, agreements binding the Company or any Subsidiary; the absence of governmental approvals required to be obtained in connection with such Demand Registration or such Piggyback Registration, as the case may be, the offering and sale of the Registrable Securities, this Agreement or any agreement of the type referred to in paragraph 5(a)(ix) hereof; the compliance as to form of such registration statement and any documents incorporated by reference therein; the effectiveness of such registration statement under the Securities Act; and, as of the date of the opinion and of the registration statement or most recent post-effective amendment thereto, as the case may be, the absence from such registration statement and the prospectus included therein, as then amended or supplemented, and from the documents incorporated by reference therein of an untrue statement of a material fact or the omission to state therein a material fact necessary to make the statements therein not misleading (in the case of such documents, in the light of the circumstances existing at the time that such documents were filed with the Securities and Exchange Commission under the Securities Exchange Act)); (C) obtain a "cold comfort" letter or letters from the independent certified public accountants of the Company addressed to the Selling Holders of Registrable Securities and the placement or sales agent, if any, therefor and the underwriters, if any, thereof, dated (1) the effective date of such registration statement and (2) the date of any prospectus supplement to the prospectus included in such registration statement or the effective date of the most recent post-effective amendment to such registration statement which includes unaudited or audited financial statements as of a date or for a period subsequent to that of the latest such statements included in such prospectus (and, if such registration statement contemplates an underwritten offering pursuant to any prospectus supplement to the prospectus included in such registration statement or post-effective amendment to such registration statement which includes unaudited or audited financial statements as of a date or for a period subsequent to that of the latest such statements included in such prospectus, dated the date of the closing under the underwriting agreement relating thereto), such letter or letters to be in customary form and covering such matters of the type customarily covered by letters of such type; (D) deliver such documents and certificates, including officers' certificates, as may be reasonably requested by the holders of at least a majority of the Registrable Securities being sold and the placement or sales agent, if any, therefor and the managing underwriters, if any, thereof to evidence the accuracy of the representations and warranties made pursuant to clause (A) above or those contained in paragraph 7 hereof and the compliance with or satisfaction of any agreements or conditions contained in the underwriting agreement or other agreement entered into by the Company; and (E) undertake such obligations relating to expense reimbursement, indemnification and contribution as are provided in paragraph 8 hereof; and

               (xix) notify in writing the Selling Holders of any proposal by the Company to amend or waive any provision of this Agreement pursuant to paragraph 12(d) hereof and of any amendment or waiver effected pursuant thereto, each of which notices shall contain the text of the amendment or waiver proposed or effected, as the case may be.

          (b) In the event that the Company would be required, pursuant to paragraph 5(a)(iv)(D) or paragraph 5(a)(vi) above, to notify the holders of Registrable Securities, the placement or sales agent, if any, therefor and the managing underwriters, if any, thereof, the Company shall without delay prepare and furnish to each of such holders, to each placement or sales agent, if any, and to each underwriter, if any, a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to purchasers of Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. The holders of Registrable Securities agree that upon receipt of any notice from the Company pursuant to paragraph 5(a)(iv)(D) or paragraph 5(a)(vi) hereof, such holder shall forthwith discontinue the disposition of Registrable Securities pursuant to the registration statement applicable to such Registrable Securities until they shall have received copies of such amended or supplemented prospectus, and if so directed by the Company each such holder shall deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such holder's possession of the prospectus covering such Registrable Securities at the time of receipt of such notice.

          (c) The Company may require each holder of Registrable Securities as to which any registration is being effected to furnish to the Company such information regarding such holder and such holder's intended method of distribution of such Registrable Securities as the Company may from time to time reasonably request in writing, but only to the extent that such information is required in order to comply with the Securities Act. Each such holder agrees to notify the Company as promptly as practicable of any inaccuracy or change in information previously furnished by such holder to the Company or of the occurrence of any event in either case as a result of which any prospectus relating to such registration contains or would contain an untrue statement of a material fact regarding such holder or such holder's intended method of distribution of such Registrable Securities or omits to state any material fact regarding such holder or such holder's intended method of distribution of such Registrable Securities required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and promptly to furnish to the Company any additional information required to correct and update any previously furnished information or required so that such prospectus shall not contain, with respect to such holder or the distribution of such Registrable Securities, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

          6.   Registration Expenses.

          (a) All expenses incident to the Company's performance of or compliance with this Agreement, including without limitation all Securities and Exchange Commission registration and filing fees, fees and expenses associated with filings required to be made with the NASD (including, if applicable, the fees and expenses of any "qualified independent underwriter" and its counsel as may be required by the rules and regulations of the NASD), all fees and expenses in connection with the qualification of the Securities for offering and sale under the state securities, insurance and blue sky laws referred to in paragraph 5(a)(v) hereof, including reasonable fees and disbursements of counsel for the placement or sales agent or underwriters in connection with such qualifications, all expenses relating to the preparation, printing, distribution and reproduction of each registration statement required to be filed hereunder, each prospectus included therein or prepared for distribution pursuant hereto, each amendment or supplement to the foregoing, the certificates representing the Registrable Securities to be sold and all other documents relating hereto, printing expenses, messenger and delivery expenses, and fees, disbursements and expenses of counsel for the Company and all independent certified public accountants (including the expenses of any opinions or "cold comfort" letters required by or incident to such performance and compliance), underwriters (excluding discounts and commissions) and other Persons retained by the Company (all such expenses being herein called "Registration Expenses"), will be borne as provided in this Agreement, except that the Company will, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed or on the NASD automated quotation system (on the National Market System if the Company so qualifies). Except as expressly provided herein, to the extent that any Registration Expenses are incurred, assumed or paid by any holder of Registrable Securities or any placement or sales agent therefor or underwriter thereof, the Company shall reimburse such person for the full amount of the Registration Expenses so incurred, assumed or paid promptly after receipt of a request therefor.

          (b) In connection with each Demand Registration and each Piggyback Registration, the Company will reimburse the holders of Registrable Securities covered by such registration for the reasonable fees and disbursements of one counsel chosen by the holders of a majority of the Registrable Securities initially requesting such registration (in the case of a Demand Registration) or the holders of a majority of the Registrable Securities included in such registration (in the case of a Piggyback Registration).

          (c) To the extent Registration Expenses are not required to be paid by the Company, each holder of securities included in any registration hereunder will pay those Registration Expenses allocable to the registration of such holder's securities so included, and any Registration Expenses not so allocable will be borne by all sellers of securities included in such registration in proportion to the aggregate selling price of the securities to be so registered.

          7. Representations and Warranties. The Company represents and warrants to, and agrees with, each of the holders from time to time of Registrable Securities that:

          (a) Each registration statement covering Registrable Securities and each prospectus (including any preliminary or summary prospectus) contained therein or furnished pursuant to paragraph 5(a)(iii) hereof and any further amendments or supplements to any such registration statement or prospectus, when it becomes effective or is filed with the Securities and Exchange Commission, as the case may be, and, in the case of an underwritten offering of Registrable Securities, at the time of the closing under the underwriting agreement relating thereto, will conform in all material respects to the requirements of the Securities Act and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at all times subsequent to the effective time when a prospectus would be required to be delivered under the Securities Act, other than from (i) such time as a notice has been given to the holders pursuant to paragraph 5(a)(iv)(D) or 5(a)(vi) hereof until (ii) such time as the Company furnishes an amended or supplemented prospectus pursuant to paragraph 5(B) hereof, each such registration statement, and each prospectus (including any summary prospectus) contained therein or furnished pursuant to paragraph 5(a)(iii) hereof, as then amended or supplemented, will conform in all material respects to the requirements of the Securities Act and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by any holder of Registrable Securities expressly for use therein.

          (b) Any documents incorporated by reference in any prospectus referred to in paragraph 5(a)(iii) hereof, when they become or became effective or are or were filed with the Securities and Exchange Commission, as the case may be, will conform or conformed in all material respects to the requirements of the Securities Act or the Securities Exchange Act, as applicable, and none of such documents will contain or contained an untrue statement of a material fact or will omit or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by any holder of Registrable Securities expressly for use therein.

          (c) The compliance by the Company with all of the provisions of this Agreement and the consummation of the transactions herein contemplated will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any Subsidiary is a party or by which the Company or any of its Subsidiaries is bound or to which any of the property or assets of the Company or any Subsidiary is subject, nor will such action result in any violation of the provisions of the certificate of incorporation or the by-laws of the Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any Subsidiary or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the consummation by the Company of the transactions contemplated by this Agreement, except the registration under the Securities Act of the Registrable Securities, and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities, insurance or blue sky laws in connection with the offering and distribution of the Registrable Securities.

          (d) This Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles.

          8.   Indemnification.

          (a) In consideration of the agreements of the holders contained in the Stockholders' Agreement, the

Company agrees to indemnify and hold harmless each holder of Registrable Securities to be included in such registration, and each person who participates as a placement or sales agent or as any underwriter in any offering or sale of such Registrable Securities, and their respective officers and directors and each Person who controls any such person (within the meaning of the Securities
Act) against all losses, claims, damages, liabilities and expenses, joint or several, to which any of such holders or persons may become subject under the Securities Act or otherwise, insofar as such losses, claims damages or liabilities (or actions in respect thereof) arise our of or are based upon an untrue or alleged untrue statement of a material fact contained in any registration statement under which such Registrable Securities were registered under the Securities Act, or any preliminary, final or summary prospectus contained therein of furnished by the Company to any such holder, or any placement or sales agent or underwriter, or any amendment or supplement thereto, or arise out of are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company shall, and it hereby agrees to, reimburse each such holder, such agent and such underwriter for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such action or claim; provided, however, that the Company shall not be liable to any such person in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, or preliminary, final or summary prospectus, or amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such person expressly for use therein and provided, further, that insofar as any such losses, claims, damages, liabilities and expenses are caused by such holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such holder with a sufficient number of copies of the same.

          (b) The Company may require, as a condition to including any Registrable Securities in any registration statement filed pursuant to paragraph 2 hereof and to entering into any underwriting agreement with respect thereto, that the Company shall have received an undertaking reasonably satisfactory to it from the holder of such Registrable Securities and from each underwriter named in any such underwriting agreement, severally and not jointly, to (i) indemnify and hold harmless the Company and all holders of Registrable Securities against any losses, claims, damages or liabilities to which the Company or such other holders of Registrable Securities may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in such registration statement, or any preliminary, final or summary prospectus contained therein or furnished by the Company to any such holder, agent or underwriter, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such holder or underwriter expressly for use therein, and (ii) reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim; provided, however, that no such holder shall be required to undertake liability to any person under this paragraph 8(b) for any amounts in excess of the dollar amount of the proceeds to be received by such holder from the sale of such holder's Registrable Securities pursuant to such registration.

          (c) Any Person entitled to indemnification hereunder will give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party other than under the indemnification provisions of or contemplated by paragraph 8(a) or 8(b) hereof). In case any such action shall be brought against any indemnified party and it shall notify an indemnifying party of the commencement thereof, such indemnifying party shall be entitled to participate therein and, to the extent that it shall wish unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, jointly with any other indemnifying party similarly notified, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party). If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld) and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, such indemnifying party shall not be liable to such indemnified party for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

          (d) The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and will survive the transfer of securities.

          (e) Each party hereto agrees that, if for any reason the indemnification provisions contemplated by paragraph 8(a) or paragraph 8(b) are unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or by such indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this paragraph 8(e) were determined by pro rata allocation (even if the holders or any agents or underwriters or all of them were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this paragraph 8(e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this paragraph 8(e), no holder shall be required to contribute any amount in excess of the amount by which the dollar amount of the proceeds received by such holder from the sale of any Registrable Securities (after deducting any fees, discounts and commissions applicable thereto) exceeds the amount of any damages which such holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and no underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The holders' and any underwriters' obligations in this paragraph 8(e) to contribute shall be several in proportion to the number of Registrable Securities registered or underwritten, as the case may be, by them and not joint.

          (f) The obligations of the Company under this paragraph 8 shall be in addition to any liability which the Company may otherwise have and such obligations shall extend, upon the same terms and conditions, to each officer, director and partner of each holder, agent and underwriter and each person, if any, who controls any holder, agent or underwriter within the meaning of the Securities Act; and the obligations of the holders and any underwriters contemplated by this paragraph 8 shall be in addition to any liability which the respective holder or underwriter may otherwise have and such obligations shall extend, upon the same terms and conditions, to each officer and director of the Company (including any person who, with his consent, is named in any registration statement as about to become a director of the Company) and to each person, if any, who controls the Company within the meaning of the Securities Act.

          9.   Participation in Underwritten Registrations.

          (a) No Person may participate in any registration hereunder which is underwritten unless such Person (i) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements (including, without limitation, pursuant to the terms of any overallotment or "green shoe" option requested by the managing underwriter(s)) and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

          (b) Each Person that is participating in any registration hereunder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in paragraph 5(a)(iv)(D) or 5(a)(vi) above, such Person will forthwith discontinue the disposition of its Registrable Securities pursuant to the registration statement until such Person's receipt of the copies of a supplemented or amended prospectus as contemplated by such paragraph 5(a)(vi).

          10. Current Public Information. The Company covenants to the holders of Registrable Securities that to the extent it shall be required to do so under the Securities Exchange Act, the Company shall timely file the reports required to be filed by it under the Securities Exchange Act or the Securities Act (including, but not limited to, the reports under Sections 13 and 15(d) of the Securities Exchange Act referred to in subparagraph (c)(1) of Rule 144 under the Securities Act) and the rules and regulations adopted by the Securities and Exchange Commission thereunder, and will take such further action as any holder or holders of Registrable Securities may reasonably request, all to the extent required to enable such holders to sell Registrable Securities, without registration under the Securities Act within the limitations of the exemption provided by Rule 144 under the Securities Act(as such rule may be amended from time to time) or any similar rule or regulation hereafter adopted by the Securities and Exchange Commission. Upon the request of any holder of Registrable Securities, the Company shall deliver to such holder a written statement as to whether it has complied with such requirements.

          11.  Definitions.

          (a) The term "Common Stock" means the Company's Class A Common Stock, par value $.01 per share, Class B Common Stock, par value $.01 per share, Class C Common Stock, par value $.01 per share, and any equity securities issued or issuable by the Company with respect to its Class A Common Stock, Class B Common Stock or Class C Common Stock in connection with any stock split, stock dividend, combination of shares, recapitalization, merger, consolidation or other reorganization.

          (b) The term "MC Registrable Securities" means (i) any Common Stock issued to the MC Stockholders pursuant to the Joint Venture Agreement or the Management Contribu tion Agreement and (ii) any other shares of Common Stock held by Persons holding securities described in clause (i). As to any particular MC Registrable Securities, such securities will cease to be MC Registrable Securities when they have been distributed to the public pursuant to a offering registered under the Securities Act or sold to the public through a broker, dealer or market maker in compliance with Rule 144 under the Securities Act (or any similar rule then in force). For purposes of this Agreement, a Person will be deemed to be a holder of MC Registrable Securities whenever such Person has the right to acquire directly or indirectly such MC Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected.

          (c) The term "Orscheln Registrable Securities" means (i) any Common Stock issued to Orscheln pursuant to the Joint Venture Agreement and (ii) any other shares of Common Stock held by Persons holding securities described in clause (i). As to any particular Orscheln Registrable Securities, such securities will cease to be Orscheln Registrable Securities when they have been distributed to the public pursuant to a offering registered under the Securities Act or sold to the public through a broker, dealer or market maker in compliance with Rule 144 under the Securities Act (or any similar rule then in force). For purposes of this Agreement, a Person will be deemed to be a holder of Orscheln Registrable Securities whenever such Person has the right to acquire directly or indirectly such Orscheln Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected.

          (d) The term "Person" means an individual, a partnership, a joint venture, a corporation, a limited liability company, a trust, an unincorporated organization or a government or any department or agency thereof.

          (e) The term "Registrable Securities" means, collectively, the MC Registrable Securities and the Orscheln Registrable Securities.

          (f) The term "Securities Act" means the Securities Act of 1933, as amended, or any similar federal law then in force.

          (g) The term "Securities and Exchange Commission" includes any governmental body or agency succeeding to the functions thereof.

          (h) The term "Securities Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar federal law then in force.

          (i) The term "Subsidiary" means with respect to any Person, any corporation of which the shares of stock having a majority of the general voting power in electing the board of directors are, at the time as of which any determination is being made, owned by such Person either directly or indirectly through Subsidiaries.

          12.  Miscellaneous.

          (a) No Inconsistent Agreements. The Company will not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the holders of Registrable Securities in this Agreement.

          (b) Adjustments Affecting Registrable Securities. The Company will not take any action, or permit any change to occur, with respect to its securities which would materially and adversely affect the ability of the holders of Registrable Securities to include such Registrable Securities in a registration undertaken pursuant to this Agreement or which would adversely affect the marketability of such Registrable Securities in any such registration (including, without limitation, effecting a stock split or a combination of shares).

          (c) Remedies. Any Person having rights under any provision of this Agreement will be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

          (d) Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may be amended or waived only upon the prior written consent of the Company, the holders of at least a majority of the MC Registrable Securities and the holders of at least a majority of the Orscheln Registrable Securities.

          (e) Successors and Assigns. All covenants and agreements in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of purchasers or holders of Registrable Securities are also for the benefit of, and enforceable by, any subsequent holder of Registrable Securities, provided that such subsequent holder agrees in writing to be bound by the terms of this Agreement.

          (f) Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

          (g) Counterparts. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same Agreement.

          (h) Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

          (i) Governing Law. The corporate law of Delaware will govern all issues concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity and interpretation of this

Agreement and the exhibits and schedules hereto will be governed by the laws of the State of New York, without regard to the conflicts of laws principles thereof.

          (j) Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, on the business day after sent to the recipient by reputable express courier service (charges prepaid) or two business days after mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. Such notices, demands and other communications will be sent to Orscheln, the MC Stockholders and to the Company at the addresses specified for notices in the Joint Venture Agreement or to such other address or to the attention of such other Person as the recipient party has specified by prior written notice to the sending party.

                                 *  *  *  *  *

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


                            DURA AUTOMOTIVE HOLDING, INC.


                            By /s/ Robert R. Hibbs
                               ---------------------------

                            Its Vice President
                                --------------------------


                            ONEX U.S. INVESTMENTS, INC.


                            By
                               ---------------------------
                            Its
                                --------------------------

                            J2R CORPORATION


                            By
                               ---------------------------
                            Its
                                --------------------------


                            ORSCHELN CO.


                            By /s/ William L. Orscheln
                               ---------------------------

                            Its President
                                --------------------------


                            ------------------------------
                            S.A. Johnson


                            ------------------------------
                            Scott D. Rued


                            /s/ Robert R. Hibbs
                            ------------------------------
                            Robert R. Hibbs


                            ------------------------------
                            Mary L. Johnson

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


                            DURA AUTOMOTIVE HOLDING, INC.


                            By
                               ---------------------------

                            Its
                                --------------------------


                            ONEX U.S. INVESTMENTS, INC.


                            By /s/ Eric Rosen
                               ---------------------------
                            Its Vice President
                                --------------------------

                            J2R CORPORATION


                            By
                               ---------------------------
                            Its
                                --------------------------

                            ORSCHELN CO.


                            By
                               ---------------------------
                            Its
                                --------------------------


                            ------------------------------
                            S.A. Johnson


                            ------------------------------
                            Scott D. Rued


                            ------------------------------
                            Robert R. Hibbs


                            ______________________________
                            Mary L. Johnson

       IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


                            DURA AUTOMOTIVE HOLDING, INC.


                            By
                               ---------------------------

                            Its
                               ---------------------------


                            ONEX U.S. INVESTMENTS, INC.


                            By
                               ---------------------------

                            Its
                               ---------------------------


                            J2R CORPORATION


                            By /s/ S.A. Johnson
                               ---------------------------

                            Its
                               ---------------------------


                            ORSCHELN CO.


                            By
                               ---------------------------

                            Its
                               ---------------------------

                            /s/ S.A. Johnson
                            ---------------------------
                            S.A. Johnson

                            /s/ Scott D. Rued
                            ---------------------------
                            Scott D. Rued


                            ---------------------------
                            Robert R. Hibbs

                            /s/ Mary L. Johnson
                            ---------------------------
                            Mary L. Johnson

/s/ David R. Bovee
_________________________       _____________________________
David R. Bovee                  Alfred C. Liddell

/s/ Joe A. Bubenzer             /s/ J. Frank Mack
_________________________       _____________________________
Joe A. Bubenzer                 J. Frank Mack


/s/ Miles G. Doolittle          /s/ Michael McCabe
_________________________       _____________________________
Miles G. Doolittle              Michael McCabe


                                /s/ William C. Oldenburg
_________________________       _____________________________
Douglas Elliott                 William C. Oldenburg



_________________________       _____________________________
John A. Fritz                   Sandra Pritchard


/s/ Anthony R. Gurney           /s/ Earl Proctor
_________________________       _____________________________
Anthony R. Gurney               Earl Proctor


/s/ Michael S. Hettle           /s/ Keith R. Przybylski
_________________________       _____________________________
Michael S. Hettle               Keith R. Przybylski


/s/ Henry L. Huber              /s/ David A. Skrzyniarz
_________________________       _____________________________
Henry L. Huber                  David A. Skrzyniarz


/s/ Milton D. Kniss             /s/ Karl F. Storrie
_________________________       _____________________________
Milton D. Kniss                 Karl F. Storrie


/s/ Carl W. Kucsera
_________________________       _____________________________
Carl W. Kucsera                 John B. Truckey


/s/ Michael J. Kukla
_________________________       _____________________________
Michael J. Kukla                George E. Whitehead

__________________________           ____________________________
David R. Bovee                       Alfred C. Liddell



__________________________           ____________________________
Joe A. Bubenzer                      J. Frank Mack



__________________________           ____________________________
Miles G. Doolittle                   Michael McCabe


/s/ Douglas Elliott
__________________________           ____________________________
Douglas Elliott                      William C. Oldenburg


/s/ John A. Fritz                    /s/ Sandra Pritchard
__________________________           ____________________________
John A. Fritz                        Sandra Pritchard



__________________________           ____________________________
Anthony R. Gurney                    Earl Proctor



__________________________           ____________________________
Michael S. Hettle                    Keith R. Przybylski



__________________________           ____________________________
Henry L. Huber                       David A. Skrzyniarz



__________________________           ____________________________
Milton D. Kniss                      Karl F. Storrie


                                     /s/ John B. Truckey
__________________________           ____________________________
Carl W. Kucsera                      John B. Truckey



__________________________           ____________________________
Michael J. Kukla                     George E. Whitehead

                                     /s/ Alfred C. Liddell
__________________________           ________________________
David R. Bovee                       Alfred C. Liddell


__________________________           ________________________
Joe A. Bubenzer                      J. Frank Mack



__________________________           ________________________
Miles G. Doolittle                   Michael McCabe


/s/ Douglas Elliott
__________________________           ________________________
Douglas Elliott                      William C. Oldenburg


/s/ John A. Fritz                    /s/ Sandra Pritchard
__________________________           ________________________
John A. Fritz                        Sandra Pritchard



__________________________           ________________________
Anthony R. Gurney                    Earl Proctor



__________________________           ________________________
Michael S. Hettle                    Keith R. Przybylski



__________________________           ________________________
Henry L. Huber                       David A. Skrzyniarz



__________________________           ________________________
Milton D. Kniss                      Karl F. Storrie


                                     /s/ John B. Truckey
__________________________           ________________________
Carl W. Kucsera                      John B. Truckey


                                     /s/ George E. Whitehead
__________________________           ________________________
Michael J. Kukla                     George E. Whitehead

                                  Schedule A
                                  ----------

                                MC Stockholders
                                ---------------


          Onex U.S. Investments, Inc.
          J2R Corporation
          S.A. Johnson
          Scott D. Rued
          Robert R. Hibbs
          Mary L. Johnson
          David R. Bovee
          Joe A. Bubenzer
          Miles G. Doolittle
          Douglas Elliott
          John A. Fritz
          Anthony R. Gurney
          Michael S. Hettle
          Henry L. Huber
          Milton D. Kniss
          Carl W. Kucsera
          Michael J. Kukla
          Alfred C. Liddell
          J. Frank Mack
          Michael McCabe
          William C. Oldenburg
          Sandra Pritchard
          Earl Proctor
          Keith R. Przybylski
          David A. Skrzyniarz
          Karl F. Storrie
          John B. Truckey
          George E. Whitehead